AFL-CIO HOUSING INVESTMENT TRUST

Semi-Annual Report
June 30, 2015

30

Years of Impact Investing

TO OUR INVESTORS: The AFL-CIO Housing Investment Trust (HIT) has specialized in impact investing for 30 years. Our investments have created some $25 billion of total economic activity since we began this mission. As the HIT celebrates three decades of investing in union-built affordable housing, we take note of the fact that HIT’s investment strategy works for its investors. We have financed more than 400 construction projects, creating 75,000 on-site union construction jobs, in twenty-nine states and more than 100 local communities. The HIT has invested $7.1 billion of its capital in projects with over $11.9 billion of total construction investment. In terms of today’s dollars, those numbers would be approximately $10 billion and $16 billion, respectively.

In addition, during a time of significant market volatility, the HIT is outperforming its benchmark, the Barclays Capital Aggregate Bond Index, for the year through June 30 as well as the trailing 1-, 3-, 5-, and 10-year periods on both a gross and net basis. This performance maintains two decades of HIT’s superior performance versus our benchmark.

Our outperformance of the benchmark and many other bond managers is due, in part, to our focus on investing in construction-related multifamily securities. These assets provide superior yield while also developing affordable housing, building communities and creating union construction jobs. In the first half of 2015, HIT’s net assets exceeded $5 billion, indicating the continuing support of our investors as well as the long-term value of our investment strategy.

In 2009, the HIT began the Construction Jobs Initiative, an investment program designed to reaffirm our mission of investing pension capital to strengthen America’s communities while generating significant collateral economic and employment benefits.

Under this initiative, HIT investments exceeding $1.8 billion have leveraged more than $4 billion of development activity in 76 projects in 34 cities, creating or preserving nearly 24,000 housing units. HIT investments have generated an estimated $7.1 billion in total economic activity and over 45,000 jobs, including more than 21,350 on-site union construction jobs and $2.9 billion in personal income. These investments have also generated an estimated $300 million in state and local tax revenue since 2009 and helped the HIT generate a cumulative gross return of 35.7% and a net return of 32.0% from the beginning of 2009 through June 30, 2015. The results speak for themselves: HIT’s approach to impact investing works.

As we look towards the next 30 years our focus remains what it was when the AFL-CIO founded the program: to produce strong, competitive returns for our investors, to build affordable housing for low-income and working families, and to create more union construction jobs across the country.

Thank you for your ongoing support of the AFL-CIO Housing Investment Trust.

Steve Coyle, CEO

Economic impacts such as jobs, personal income, and tax revenues are derived from an IMPLAN model. See page 24 for additional detail.

Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Mid-Year Discussion

of Fund Performance

PERFORMANCE OVERVIEW

The AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the first half of 2015 with gross and net returns of 0.62% and 0.40%, respectively, compared to -0.10% for the benchmark, exceeding the benchmark by 72 basis points on a gross basis and 50 basis points on a net basis. Its gross and net returns also beat the benchmark for the 1-, 3-, 5-, and 10-year periods ending June 30. Investors responded to the HIT’s superior performance by pushing the HIT’s net assets above a milestone of $5 billion.

This strong performance relative to the benchmark during the first half of the year was due to the HIT’s strategy of constructing a portfolio that generates higher income with less credit risk. The outperformance was also achieved by maintaining a slightly shorter duration position. The portfolio strategy emphasizes government/agency multifamily mortgage securities. Additionally, the HIT’s investment in construction-related multifamily assets allows it to generate union construction jobs and produce economic benefits in communities across the country.

For the first half of the year, fixed-income product spreads generally widened relative to Treasuries as the flight to safety outweighed risk-seeking. Government/agency multifamily mortgage securities, which comprised 58% of the HIT’s portfolio as of June 30, showed less spread widening during the period than many other sectors. For example, Ginnie Mae construction/permanent securities spreads were flat, while Ginnie Mae permanent securities spreads rose by 10 basis points and the Fannie Mae multifamily DUS 10/9.5 securities spreads increased by 7 basis points. Corporate bonds posted excess returns of -62 basis points during the period. The HIT does not invest in corporate bonds, which comprised 23.9% of the index as of June 30. Single family mortgage-backed securities, to which the HIT is slightly underweight, also posted poor excess returns of -45 basis points.

The HIT’s performance, job creation, and diversification benefits continued to attract capital from new and existing investors. Through June 30, the HIT received $201 million in new capital, including $49 million from eight new participants. An additional $64 million of capital was provided by dividends reinvested at a 90% rate. Since the beginning of 2009, the HIT has raised nearly $1.5 billion in new capital, including $402 million from 76 new investors.

MARKET ENVIRONMENT

Economic growth has been weaker than expected in the first half of the year, but follows a pattern in recent years: a slump at the start of the year, followed by a bounce back in the spring and summer. That has led to mediocre overall growth over the past six years, with no years of strong growth for the economy since the end of the recession in 2009. So far this year, GDP has grown at an average annual rate of 1.5%, compared with 1.9% in the same period in 2014. While underlying job growth is healthy, adding over 200,000 jobs per month, considerable slack remains in the labor force with the participation rate at a recent low of 62.6% and wage growth remaining weak.

  AFL-CIO HOUSING INVESTMENT TRUST    1

While U.S. growth looks solid, the International Monetary Fund downgraded its outlook for global economic growth for this year to the weakest pace since the financial crisis amid weaker U.S. first quarter growth, the debt crisis in Greece, Chinese stock market turbulence, and a broad-based slowdown in emerging markets. Federal Reserve Chair Janet Yellen has reiterated that the U.S. central bank is likely on a path to increase short-term interest rates this year as the domestic economy continues to improve. While inflation is below the Fed’s target, it sees economic growth as strong enough to consider raising rates in a gradual manner, barring major disruptions from global events.

MULTIFAMILY INVESTMENTS

The HIT invested $118 million of its capital in six construction projects in the first half of 2015, creating attractive assets for its portfolio while producing social and economic benefits. With a total development value of $216 million, these transactions will help communities meet their housing needs by creating or preserving more than 1,500 multifamily units, of which 81% will be affordable to low-income families. These investments have generated an estimated 650 on-site union construction jobs – adding to the success of the HIT’s Construction Jobs Initiative and putting the HIT closer to reaching its goal of creating 25,000 union construction jobs.

Under this initiative, the HIT has invested over $1.8 billion in 76 projects reflecting more than $4.2 billion of total development investment.These investments created or preserved 23,888 housing units and generated over 21,350 on-site union construction jobs since 2009.

2    SEMI–ANNUAL REPORT 2015

These projects have also generated an estimated 45,000 total jobs and $2.9 billion in personal income, including $1.4 billion in union wages and benefits. State and local jurisdictions have benefited from the more than $300 million in estimated tax revenue generated as a result of these investments. Altogether, the Construction Jobs Initiative has helped spur approximately $7 billion in economic activity since 2009, helping to boost local economies across the country. See disclosure notes on page 24.

OUTLOOK

Looking to the second half of the year, the HIT’s superior portfolio fundamentals – which are expected to offer higher income, higher credit quality, and slightly shorter duration relative to the benchmark – position it well for both rising and falling rate environments. Demographics and household formation rates are expected to help maintain solid demand for multifamily rental construction, and rehabilitation of older properties will continue to be needed. The preservation of affordable housing should provide additional investment opportunities for the HIT. It is actively seeking new capital to fund these investments for the remainder of 2015 and beyond.

Through its relationships with developers, mortgage bankers, housing finance agencies, and others, the HIT seeks to engage early in the multifamily financing process when it can use its expertise in structuring and negotiating terms to maximize the investment’s value for the portfolio while meeting the needs of the borrower. This also helps ensure that the project is built using union labor.

The interest rate environment remains uncertain and could be affected by a number of factors, including U.S. economic growth, events in Europe, China, and the Middle East, and the Federal Reserve’s signals and actions. The Fed appears ready to begin slowly raising interest rates, but the exact timing of the first move is still unclear and will likely depend on economic data over the next few months. While the anticipated one or two increases in the Fed Funds rate should boost short-term rates, long-term rates will likely be influenced by U.S. economic growth, inflation expectations, and geopolitical issues.

In this uncertain market environment, high credit quality fixed-income remains an important asset class for diversified portfolios. Low inflation expectations in the U.S. and globally as well as geopolitical risks will likely continue to attract capital to the safety of U.S. agency and government-backed fixed-income securities. The HIT is positioned to continue to meet the needs of long-term investors by seeking to provide income, high credit quality, and diversification.

The HIT committed $25.9 million to finance the substantial rehabilitation of an affordable senior housing project located in Portland, Oregon. Built in 1966 by a non-profit corporation founded by labor leaders, the development contains 300 affordable housing units. It is located south of downtown Portland in an area that is currently experiencing a strong demand for affordable rental housing. The total development cost for the project is $60 million and the project is expected to create more than 290 union construction jobs.

To help finance the rehabilitation of this 288-unit development in Brooklyn, the HIT recently invested $8 million. Originally built in 1953 with support from the Amalgamated Meat Cutters and Butchers Workmen Union, the project has added to the HIT’s NewYork City Community Investment Initiative, a multi-phased investment strategy designed to meet the city’s need for investment capital. Since 2002, the HIT has invested nearly $900 million in 43 projects to create or preserve over 31,000 housing units, which have generated an estimated 4,800 union construction jobs.

AFL-CIO HOUSING INVESTMENT TRUST    3

Other Important Information

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

In addition to disclosure in the Annual and Semi-Annual Reports to Participants, the HIT also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The HIT’s reports on Form N-Q are made available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information relating to the hours and operation of the SEC’s Public Reference Room may be obtained by calling 800-SEC-0330. Participants may also obtain copies of the HIT’s Form N-Q reports, without charge, upon request, by calling the HIT collect at 202-331-8055.

PROXY VOTING

Except for its shares in its wholly owned subsidiary, Building America CDE, Inc., the HIT invests exclusively in non-voting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. The HIT has reported information regarding how it voted in matters related to its subsidiary in its most recent filing with the SEC on Form N-PX. This filing is available on the SEC’s website at http://www. sec.gov. Participants may also obtain a copy of the HIT’s report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055.

EXPENSE EXAMPLE

Participants in the HIT incur ongoing expenses related to the management and distribution activities of the HIT, as well as certain other expenses. The expense example in the table below is intended to help participants understand the ongoing costs (in dollars) of investing in the HIT and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, January 1, 2015, and held for the entire period ended June 30, 2015.

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the six-month period. Simply divide the account value by $1,000 (for example, an $800,000 account value divided by $1,000 = 800), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six-Month Period Ended June 30, 2015” to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only): The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the HIT’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the HIT’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the HIT and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that this example is useful in comparing funds’ ongoing costs only. It does not include any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. The HIT does not have such transactional costs, but many other funds do.

	Beginning	Ending	Expenses Paid During
	Account Value	Account Value	Six-Month Period Ended
	January 1, 2015	June 30, 2015	June 30, 2015*
Actual expenses	$ 1,000.00	$ 1,004.00	$2.14
Hypothetical expenses (5% return before expenses)	$ 1,000.00	$ 1,022.66	$2.16

*Expenses are equal to the HIT’s annualized six-month expense ratio of 0.43%, as of June 30, 2015, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

4    SEMI–ANNUAL REPORT 2015

AFL-CIO HOUSING INVESTMENT TRUST    5

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015 (Dollars in thousands, except per share data; unaudited)

Assets
Investments, at value (cost $4,980,305)	$5,084,202
Cash	469
Accrued interest receivable	16,480
Receivables for investments sold	27
Other assets	1,345
Total assets	5,102,523
Liabilities
Payables for investments purchased	33,837
Redemptions payable	1,976
Income distribution and capital gains payable, net of dividends reinvested of $10,704	1,093
Refundable deposits	573
Accrued salaries and fringe benefits	4,236
Other liabilities and accrued expenses	1,084
Total liabilities	42,799

Other commitments and contingencies (Note 4 of financial statements)	-
Net assets applicable to participants’ equity —
Certificates of participation—authorized unlimited;
Outstanding 4,482,905 units	$5,059,724

Net asset value per unit of participation (in dollars)	$1,128.67
Participants’ equity
Participants’ equity consisted of the following:
Amount invested and reinvested by current participants	$4,963,338
Net unrealized appreciation of investments	103,897
Distribution in excess of net investment income	(2,738)
Accumulated net realized loss, net of distributions	(4,773)
Total participants’ equity	$5,059,724

See accompanying Notes to Financial Statements.

6    SEMI–ANNUAL REPORT 2015

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2015 (Dollars in thousands; unaudited)

FHA Permanent Securities (2.7% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	7.75%	Jul-2021	$11	$11	$11
Multifamily1	3.75%	Aug-2048	4,120	4,116	4,065
	4.00%	Dec-2053	65,725	65,699	65,624
	5.35%	Mar-2047	7,453	7,463	7,750
	5.55%	Aug-2042	8,111	8,114	8,354
	5.60%	Jun-2038	2,514	2,520	2,540
	5.65%	Oct-2038	1,951	1,986	1,952
	5.80%	Jan-2053	2,065	2,076	2,288
	5.87%	May-2044	1,809	1,807	1,963
	5.89%	Apr-2038	4,722	4,727	4,863
	6.02%	Jun-2035	4,755	4,756	4,804
	6.20%	Apr-2052	11,657	11,652	13,014
	6.40%	Aug-2046	3,851	3,854	4,306
	6.60%	Jan-2050	3,397	3,430	3,833
	6.75%	Apr-2040 - Jul-2040	4,935	4,918	4,981
	7.20%	Oct-2039	2,888	2,894	2,893
	7.50%	Sep-2032	1,378	1,374	1,498
	7.93%	Apr-2042	2,713	2,713	2,930
			134,044	134,099	137,658
Total FHA Permanent Securities			$134,055	$134,110	$137,669

AFL-CIO HOUSING INVESTMENT TRUST    7

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2015 (Dollars in thousands; unaudited)

Ginnie Mae Securities (24.8% of net assets)
			Unfunded
	Interest Rate	Maturity Date	Committments2		Face Amount	Amortized Cost	Value
Single Family	4.00%	Feb-2040 - Jun-2040		$-	$8,454	$8,567	$9,024
	4.50%	Aug-2040		-	5,075	5,200	5,535
	5.50%	Jan-2033 - Jun-2037		-	4,623	4,605	5,236
	6.00%	Jan-2032 - Aug-2037		-	2,998	2,995	3,430
	6.50%	Jul-2028		-	63	63	73
	7.00%	Nov-2016 - Jan-2030		-	1,490	1,497	1,736
	7.50%	Nov-2017 - Aug-2030		-	820	827	962
	8.00%	Jun-2023 - Nov-2030		-	601	610	713
	8.50%	Jun-2022 - Aug-2027		-	567	571	659
	9.00%	Mar-2017 - Jun-2025		-	178	179	204
	9.50%	Sep-2021 - Sep-2030		-	57	58	67
				-	24,926	25,172	27,639
Multifamily1	1.73%	May-2042		-	6,298	6,315	6,303
	2.11%	Apr-2033		-	12,033	12,108	12,075
	2.18%	May-2039		-	16,672	16,826	16,845
	2.25%	Dec-2048		-	15,421	15,281	15,345
	2.31%	Nov-2051		-	7,076	7,079	6,618
	2.32%	Apr-2054		-	23,049	23,729	21,757
	2.35%	Dec. 2040-Jan-2054		-	24,089	24,679	23,365
	2.40%	Aug-2047		-	15,990	16,038	16,045
	2.50%	Jul-2045		-	9,960	10,169	10,126
	2.53%	Jul-2038		-	10,050	10,199	10,149
	2.55%	Feb-2048		-	23,026	23,228	22,048
	2.70%	Jan-2053		-	51,015	51,506	48,528
	2.72%	Feb-2044		-	3,012	3,115	3,013
	2.82%	Apr-2050		-	1,500	1,538	1,466
	2.87%	Feb-2036 - Dec-2043		-	25,000	25,373	25,182
	2.89%	Mar-2046		-	32,000	32,267	31,728
	3.00%	Mar-2051		-	20,000	20,123	19,688
	3.05%	May-2044		-	45,500	45,870	46,164
	3.05%	May-2054		-	11,545	11,613	11,210
	3.06%	Aug-2040		-	10,000	10,292	10,220
	3.10%	Jan-2044		-	10,000	10,009	10,103
	3.13%	Nov-2040		-	2,000	2,061	2,054
	3.17%	Oct-2043		-	9,027	9,140	9,153
	3.19%	Jan-2049		-	17,025	17,786	16,715
	3.20%	Jul-2041 - Oct-2053		-	24,876	25,046	25,193
	3.25%	Sep-2054		-	35,000	34,662	34,995
	3.26%	Feb-2038 - Nov-2043		-	25,000	25,198	25,181
	3.30%	May-2055		-	10,000	9,491	9,813
	3.35%	Nov-2042 - Mar-2044		-	25,000	24,406	25,390
	3.37%	Dec-2046		-	19,200	19,506	19,134
	3.40%	Apr-2017 - Jul-2046		-	8,560	8,853	8,622
	3.49%	Mar-2042		-	28,000	29,268	29,068
	3.49%	Feb-2044		-	4,000	4,241	4,032
	3.50%	Feb-2051 - Jan-2054		-	31,363	31,186	32,066
	3.55%	May-2042		-	10,000	10,191	10,313
	3.63%	Sep-2041		-	10,000	10,744	10,445

(continued, next page)

8    SEMI–ANNUAL REPORT 2015

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2015 (Dollars in thousands; unaudited)

Ginnie Mae Securities (24.8% of net assets), continued
			Unfunded
	Interest Rate	Maturity Date	Committments2	Face Amount	Amortized Cost	Value
	3.67%	Oct-2043	$-	$15,633	$15,756	$15,939
	3.71%	Nov-2052	-	9,615	10,457	10,188
	3.73%	Sep-2052	-	6,500	6,779	6,743
	3.81%	Nov-2053	-	54,621	55,266	57,051
	3.81%	Dec-2053	-	10,803	10,910	11,297
	3.83%	Dec-2045	-	8,583	8,157	8,785
	3.85%	Sep-2046	-	10,000	10,842	10,486
	3.85%	Oct-2054	-	31,652	31,818	33,742
	3.90%	May-2049	-	31,500	34,101	32,978
	3.95%	Jul-2053	-	6,011	6,026	6,352
	3.97%	Jun-2045	-	20,000	20,288	20,900
	3.99%	Sep-2043	-	12,377	12,926	12,636
	4.01%	Apr-2046	-	10,000	10,035	10,453
	4.05%	Feb-2052	-	6,463	6,466	6,743
	4.15%	Apr-2053	-	68,542	69,891	72,646
	4.15%	Jun-2053	-	2,231	2,266	2,340
	4.24%	May-2041	-	7,000	7,436	7,280
	4.25%	Sep-2038	-	38,423	38,679	40,360
	4.42%	Feb-2031	-	32,278	32,435	33,830
	4.45%	Jun-2055	-	2,650	2,650	2,916
	4.63%	Sep-20373	-	1,500	1,460	1,510
	4.83%	May-20463	-	5,055	5,055	5,107
	4.86%	Jan-2053	-	41,527	41,835	45,873
	4.90%	Mar-20443	-	1,000	991	1,012
	4.94%	Jun-20463	-	3,670	3,675	3,672
	5.01%	Mar-2038	-	7,881	8,163	8,074
	5.05%	Apr-20493	-	2,795	2,797	2,846
	5.15%	Dec-2050	-	15,429	15,276	17,180
	5.21%	Mar-2053	-	49,118	49,178	54,680
	5.25%	Apr-2037	-	19,750	19,743	21,526
	5.34%	Jul-2040	-	18,000	17,731	19,497
	5.55%	May-20493	-	10,205	10,207	10,441
			-	1,193,099	1,208,431	1,225,235
Forward Commitments1,2	4.70%	Sep-2056	3,400	-	170	121
Total Ginnie Mae Securities			$3,400	$1,218,025	$1,233,773	$1,252,995

Ginnie Mae Construction Securities (1.6% of net assets)

	Interest Rates4			Unfunded
	Permanent	Construction	Maturity Date	Commitments2	Face Amount	Amortized Cost	Value
Multifamily1	3.10%	3.10%	Apr-2055	$2,314	$2,752	$2,752	$2,744
	3.30%	3.30%	May-2057	25,927	-	778	(457)
	3.50%	3.50%	Feb-2057	22,900	-	916	329
	3.55%	3.55%	Jul-2057	41,630	-	1,145	(364)
	3.60%	3.60%	Dec-2057	14,300	-	572	80
	3.85%	6.25%	Jan-2056	14,598	18,802	19,148	21,222
	3.90%	3.90%	Apr-2055	1,119	15,852	16,528	17,014
	4.09%	4.09%	Feb-2056	22,372	35,713	36,596	40,028
Total Ginnie Mae Construction Securities				$145,160	$73,119	$78,435	$80,596

AFL-CIO HOUSING INVESTMENT TRUST    9

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2015 (Dollars in thousands; unaudited)

Fannie Mae Securities (35.0% of net assets)

	Interest Rate		Maturity Date	Face Amount	Amortized Cost	Value
Single Family	0.44%	5	Mar-2037	$608	$601	$608
	0.49%	5	Jul-2043	19,701	19,549	19,534
	0.51%	5	Jun-2037	2,935	2,936	2,938
	0.54%	5	Mar-2043	16,474	16,433	16,398
	0.54%	5	Nov-2044	38,554	38,560	38,404
	0.57%	5	Nov-2042	11,068	11,072	11,013
	0.59%	5	Apr-2037 - Oct-2044	28,153	28,216	28,069
	0.65%	5	Oct-2042	9,338	9,388	9,340
	0.69%	5	Dec-2040	31,589	31,641	31,705
	0.69%	5	Feb-2043	30,716	30,436	30,847
	0.71%	5	Jun-2042	7,039	7,083	7,112
	0.74%	5	Mar-2042	16,310	16,343	16,380
	0.79%	5	Mar-2042 - Oct-2043	21,455	21,537	21,665
	0.89%	5	Dec-2040	5,806	5,827	5,841
	1.93%	5	Nov-2033	3,444	3,446	3,617
	1.98%	5	Aug-2033	258	258	270
	2.06%	5	Jul-2033	469	466	494
	2.22%	5	Sep-2035	1,039	1,036	1,105
	2.25%	5	Nov-2034	1,807	1,861	1,929
	2.26%	5	Apr-2034	1,973	2,031	2,104
	2.34%	5	Aug-2033	3,220	3,214	3,430
	2.35%	5	July-2033	2,648	2,659	2,840
	2.38%	5	May-2033	778	782	833
	3.00%		Apr-2042 - Dec-2042	17,570	18,151	17,578
	3.50%		Oct-2026 - Jun-2045	83,189	86,629	85,937
	4.00%		Jun-2018 - Jan-2045	82,319	85,192	87,462
	4.50%		Oct-2015 - Sep-2043	80,033	83,119	86,329
	4.50%		Jul-2041	19,984	21,248	21,686
	5.00%		Sep-2016 - Apr-2041	34,495	35,634	37,852
	5.50%		Jul-2017 - Jun-2038	18,295	18,366	20,456
	6.00%		Apr-2016 - Nov-2037	10,034	10,094	11,432
	6.50%		Nov-2016 - Jul-2036	2,222	2,270	2,513
	7.00%		Nov-2016 - May-2032	1,456	1,458	1,686
	7.50%		Nov-2016 - Sep-2031	484	485	560
	8.00%		Apr-2030 - May-2031	79	80	85
	8.50%		Dec-2021 - Apr-2031	67	67	74
	9.00%		May-2025	1	1	1
				605,610	618,169	630,127
Multifamily1	2.21%		Dec-2022	24,505	24,530	24,196
	2.21%		Dec-2022	32,289	32,321	31,882
	2.24%		Dec-2022	32,255	32,288	31,905
	2.26%		Nov-2022	6,688	6,732	6,627
	2.48%		Jul-2021	45,000	45,173	45,480
	2.71%		Jan-2021	8,813	8,825	9,029
	2.84%		Mar-2022	3,712	3,740	3,816
	2.85%		Mar-2022	33,000	33,138	33,871
	2.99%		Jun-2025	2,750	2,769	2,776
	3.02%		Jun-2027	4,175	4,201	4,161
	3.04%		Apr-2030	25,100	25,268	24,272
	3.05%		Apr-2030	28,800	28,862	27,980
       (continued, next page)
10    SEMI–ANNUAL REPORT 2015

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2015 (Dollars in thousands; unaudited)

Fannie Mae Securities (35.0% of net assets), continued

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
3.12%	Apr-2030	$14,000	$14,009	$13,709
3.18%	May-2035	12,517	12,786	12,335
3.21%	May-2030	7,490	7,705	7,401
3.22%	Sep-2026	28,451	28,530	28,871
3.36%	Dec-2023 - Oct-2029	20,720	20,801	21,278
3.40%	Oct-2026	3,168	3,201	3,287
3.41%	Sep-2023	14,656	14,888	15,369
3.42%	Apr-2035	5,555	5,684	5,568
3.43%	Oct-2026	7,608	7,690	7,858
3.46%	Dec-2023	3,500	3,525	3,700
3.54%	Oct-2021	7,399	7,442	7,872
3.61%	Sep-2023	6,756	6,859	7,150
3.66%	Jul-2021	116,763	116,899	124,660
3.66%	Jul-2021 - Oct-2023	4,964	5,055	5,270
3.87%	Sep-2023	2,604	2,702	2,796
4.00%	Sep-2021	15,692	15,709	16,757
4.03%	Oct-2021	7,116	7,124	7,713
4.06%	Oct-2025	25,095	25,225	26,890
4.15%	Jun-2021	9,232	9,249	10,091
4.22%	Jul-2018	1,594	1,592	1,670
4.25%	May-2021	4,250	4,251	4,664
4.27%	Nov-2019	5,981	5,974	6,498
4.32%	Nov-2019	2,956	2,953	3,217
4.33%	Nov-2019 - Mar-2021	6,005	6,008	6,574
4.33%	Mar-2020	20,000	19,990	21,812
4.38%	Apr-2020	10,152	10,165	11,101
4.44%	May-2020	6,017	6,019	6,601
4.49%	Jun-2021	976	985	1,080
4.50%	Feb-2020	4,215	4,214	4,524
4.52%	Nov-2019 - May-2021	7,158	7,198	7,886
4.55%	Nov-2019	2,824	2,823	3,093
4.56%	Jul-2019 - May-2021	8,395	8,417	9,185
4.64%	Aug-2019	18,054	18,056	19,770
4.66%	Jul-2021	1,333	1,344	1,447
4.68%	Jul-2019	13,052	13,026	14,292
4.69%	Jan-2020 - Jun-2035	13,958	14,010	15,383
4.71%	Mar-2021	5,852	5,909	6,503
4.73%	Feb-2021	1,535	1,548	1,706
4.80%	Jun-2019	2,133	2,129	2,341
4.86%	May-2019	1,425	1,423	1,567
4.89%	Nov-2019	867	869	958
4.94%	Apr-2019	3,451	3,444	3,792
5.00%	Jun-2019	1,861	1,859	2,050
5.02%	Jun-2019	807	809	890
5.04%	Jun-2019	1,842	1,841	2,032
5.05%	Jun-2019 - Jul-2019	3,142	3,140	3,470
5.08%	Apr-2021	40,000	40,002	44,665
5.09%	Jun-2018	6,267	6,331	6,708
5.11%	Jul-2019	860	864	951
			(continued, next page)

AFL-CIO HOUSING INVESTMENT TRUST    11

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2015 (Dollars in thousands; unaudited)

Fannie Mae Securities (35.0% of net assets), continued

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
	5.12%	Jul-2019	$8,596	$8,578	$9,506
	5.13%	Jul-2019	874	872	968
	5.15%	Oct-2022	2,848	2,862	3,116
	5.25%	Jan-2018 - Jan-2020	9,768	9,767	10,608
	5.29%	May-2022	5,183	5,183	5,855
	5.30%	Aug-2029	6,364	6,240	7,109
	5.37%	Jun-2017	1,351	1,361	1,404
	5.45%	May-2033	2,729	2,739	2,957
	5.46%	Feb-2017	41,097	41,175	43,275
	5.47%	Aug-2024	8,171	8,211	9,067
	5.52%	Mar-2018	579	585	621
	5.53%	Apr-2017	59,984	59,986	63,415
	5.59%	May-2017	6,608	6,608	6,873
	5.60%	Feb-2018 - Jan-2024	10,678	10,678	11,997
	5.63%	Dec-2019	6,135	6,154	6,624
	5.69%	Jun-2041	4,801	4,943	5,377
	5.70%	Jun-2016	1,301	1,301	1,328
	5.75%	Jun-2041	2,327	2,407	2,618
	5.86%	Dec-2016	76	76	79
	5.91%	Mar-2037	1,928	1,967	2,173
	5.92%	Dec-2016	48	48	50
	5.96%	Jan-2029	381	382	423
	6.03%	Jun-2017 - Jun-2036	4,803	4,864	5,034
	6.06%	Jul-2034	9,156	9,364	10,212
	6.11%	Aug-2017	4,109	4,119	4,431
	6.13%	Dec-2016	1,085	1,088	1,149
	6.14%	Sep-2033	282	296	313
	6.15%	Jul-2019	32,372	32,375	36,344
	6.15%	Oct-2032	6,886	6,923	7,257
	6.22%	Aug-2032	1,626	1,651	1,763
	6.23%	Sep-2034	1,336	1,381	1,501
	6.28%	Nov-2028	2,686	2,798	2,983
	6.35%	Aug-2032	9,928	9,954	10,794
	6.38%	Jul-2021	5,266	5,280	6,092
	6.39%	Apr-2019	872	870	909
	6.52%	May-2029	4,922	5,219	5,535
	6.63%	Apr-2019	1,983	1,983	2,062
	6.80%	Jul-2016	140	140	144
	7.01%	Apr-2031	2,965	2,966	3,084
	7.07%	Feb-2031	14,878	14,982	15,354
	7.18%	Aug-2016	95	95	99
	7.20%	Aug-2029	818	807	821
	7.26%	Dec-2018	5,328	5,381	5,432
	7.75%	Dec-2024	1,429	1,429	1,436
	8.40%	Jul-2023	354	350	355
	8.50%	Nov-2019	2,044	2,125	2,342
	8.63%	Sep-2028	5,281	5,281	5,308
			1,059,806	1,063,967	1,117,197
TBA6	3.63%	Jul-2035	21,987	22,035	22,270
Total Fannie Mae Securities			$1,687,403	$1,704,171	$1,769,594

12    SEMI–ANNUAL REPORT 2015

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2015 (Dollars in thousands; unaudited)

Freddie Mac Securities (14.9% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Single Family	0.49% 5	Feb-2036	$2,846	$2,846	$2,859
	0.54% 5	Apr-2036 - Mar-2045	43,617	43,651	43,485
	0.59% 5	Aug-2043	8,378	8,372	8,371
	0.67% 5	Oct-2040	7,655	7,647	7,700
	0.69% 5	Oct-2040 - Jun-2044	69,620	69,637	69,935
	0.74% 5	Nov-2040	8,469	8,565	8,524
	0.86% 5	Aug-2037	7,266	7,375	7,379
	2.27% 5	Jul-2035	620	618	665
	2.35% 5	Oct-2033	1,465	1,451	1,562
	2.47% 5	Jun-2033	617	616	662
	3.00%	Aug-2042 - Nov-2043	129,843	132,541	129,652
	3.50%	Jan-2026 - Feb-2045	142,450	147,338	147,393
	4.00%	Aug-2020 - Mar-2045	151,254	159,925	160,305
	4.50%	Aug-2018 - Mar-2044	103,136	108,715	111,720
	5.00%	Jan-2019 - Mar-2041	23,227	23,666	25,186
	5.50%	Oct-2017 - Jul-2038	9,667	9,604	10,783
	6.00%	Aug-2016 - Feb-2038	8,644	8,765	9,890
	6.50%	Feb-2016 - Nov-2037	1,320	1,333	1,523
	7.00%	Jan-2016 - Mar-2030	81	75	93
	7.50%	Aug-2029 - Apr-2031	84	80	100
	8.00%	Jul-2015 - Feb-2030	19	18	24
	8.50%	Nov-2018 - Jan-2025	101	101	119
	9.00%	Mar-2025	62	62	74
			720,441	743,001	748,004
Multifamily1	2.95%	Jan-2018	2,225	2,174	2,285
	5.42%	Apr-2016	1,837	1,836	1,889
	5.65%	Apr-2016	3,902	3,903	4,029
			7,964	7,913	8,203
Total Freddie Mac Securities			$728,405	$750,914	$756,207

Commercial Mortgage-Backed Securities1 (2.8% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
Nomura	2.77%	Dec-2045	$10,000	$10,182	$9,907
Deutsche Bank	2.94%	Jan-2046	19,070	19,581	19,060
Nomura	3.19%	Mar-2046	20,000	20,439	20,188
JP Morgan	3.48%	Jun-2045	10,000	10,508	10,445
Citigroup	3.62%	Jul-2047	8,000	8,231	8,209
Barclays/ JP Morgan	3.81%	Jul-2047	2,250	2,315	2,343
RBS/ Wells Fargo	3.82%	Aug-2050	5,000	5,144	5,215
Deutsche Bank/UBS	3.96%	Mar-2047	5,000	5,143	5,292
Barclays/ JP Morgan	4.00%	Apr-2047	5,000	5,144	5,291
Cantor/Deutsche Bank	4.01%	Apr-2047	20,000	20,572	21,210
Barclays/ JP Morgan	4.08%	Feb-2047	6,825	7,203	7,269
Cantor/Deutsche Bank	4.24%	Feb-2047	7,000	7,198	7,526
Deutsche Bank	5.00%	Nov-2046	18,990	19,476	21,268
Total Commercial Mortgage Backed Securities			$137,135	$141,136	$143,223

AFL-CIO HOUSING INVESTMENT TRUST    13

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2015 (Dollars in thousands; unaudited)

State Housing Finance Agency Securities (5.3% of net assets)

	Issuer	Interest Rates4 Permanent Construction		Maturity Date	Face Amount	Amortized Cost	Value
Multifamily1	Minnesota Housing Authority	-	0.60%	May-2016	$27,000	$27,017	$26,990
	MassHousing	-	3.45%	Oct-20177	32,392	32,230	32,368
	MassHousing	-	3.45%	Oct-20177	13,891	13,891	13,874
	NYC Housing Development Corp	3.75%	-	May-2035	5,000	5,000	5,022
	MassHousing	4.00%	-	Dec-2028	5,000	5,103	5,114
	NYC Housing Development Corp	4.04%	-	Nov-2032	1,305	1,305	1,271
	MassHousing	4.13%	-	Dec-2036	5,000	5,000	4,979
	MassHousing	4.20%	-	Dec-2039	8,305	8,305	8,255
	NYC Housing Development Corp	4.25%	-	Nov-2025	1,150	1,150	1,179
	NYC Housing Development Corp	4.29%	-	Nov-2037	1,190	1,190	1,163
	NYC Housing Development Corp	4.40%	-	Nov-2024	4,120	4,120	4,366
	NYC Housing Development Corp	4.44%	-	Nov-2041	1,120	1,120	1,119
	NYC Housing Development Corp	4.49%	-	Nov-2044	1,000	1,000	1,002
	NYC Housing Development Corp	4.50%	-	Nov-2030	1,680	1,682	1,731
	MassHousing	4.50%	-	Dec-2056	45,000	45,000	45,266
	NYC Housing Development Corp	4.60%	-	Nov-2030	4,665	4,665	4,770
	NYC Housing Development Corp	4.70%	-	Nov-2035	1,685	1,685	1,722
	NYC Housing Development Corp	4.78%	-	Aug-2026	12,500	12,504	12,815
	NYC Housing Development Corp	4.80%	-	Nov-2040	2,860	2,862	2,933
	NYC Housing Development Corp	4.90%	-	Nov-2034 - Nov-2041	8,800	8,800	9,024
	NYC Housing Development Corp	4.95%	-	Nov-2039 - May-2047	13,680	13,682	14,073
	MassHousing	5.55%	-	Nov-2039	5,000	4,980	5,436
	MassHousing	5.69%	-	Nov-2018	3,195	3,196	3,340
	MassHousing	5.70%	-	Jun-2040	13,635	13,638	14,263
	MassHousing	6.42%	-	Nov-2039	22,000	22,000	23,520
	MassHousing	6.50%	-	Dec-2039	705	708	754
	MassHousing	6.58%	-	Dec-2039	11,385	11,388	12,259
	MassHousing	6.70%	-	Jun-2040	11,165	11,165	11,919
Total State Housing Finance Agency Securities					$264,428	$264,386	$270,527

14    SEMI–ANNUAL REPORT 2015

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2015 (Dollars in thousands; unaudited)

Other Multifamily Investments (0.3% of net assets)

Issuer	Interest Rates4 Permanent Construction		Maturity Date	Unfunded Commitments2	Face Amount	Amortized Cost	Value
Direct Loans1
Harry Silver Housing Company, Inc.	-	2.70%	Oct-2016	$-	$5,197	$5,202	$5,193
Harry Silver Housing Company, Inc.	-	2.70%	Oct-2016	2,803	-	-	(2)
				2,803	5,197	5,202	5,191
Privately Insured Construction/Permanent Mortgages1,8
IL Housing Development Authority	5.40%	-	Mar-2047	-	8,340	8,343	7,983
IL Housing Development Authority	6.20%	-	Dec-2047	-	3,144	3,156	3,045
IL Housing Development Authority	6.40%		Nov-2048	-	949	960	907
				-	12,433	12,459	11,935
Total Other Multifamily Investments				$2,803	$17,630	$17,661	$17,126

United States Treasury Securities (9.4% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value
	0.75%	Feb-2018	$10,000	$9,997	$9,959
	1.38%	Sep-2018	25,000	24,968	25,203
	1.50%	Dec-2018 - Feb-2019	30,000	29,776	30,279
	2.13%	Aug-2021	5,000	5,050	5,056
	2.13%	May-2025	65,000	63,762	63,822
	2.25%	Nov-2024	65,000	67,265	64,579
	2.38%	Aug-2024	90,000	90,517	90,485
	2.50%	May-2024	50,000	49,627	50,855
	2.75%	Nov-2023	20,000	19,664	20,791
	2.75%	Feb-2024	25,000	24,989	25,954
	3.13%	May-2021	30,000	31,119	32,086
	3.13%	Aug-2044	55,000	56,826	55,055
Total United States Treasury Securities			$470,000	$473,560	$474,124

Total Fixed-Income Investments			$4,730,200	$4,798,146	$4,902,061

AFL-CIO HOUSING INVESTMENT TRUST    15

SCHEDULE OF PORTFOLIO INVESTMENTS

June 30, 2015 (Dollars in thousands; unaudited)

Equity Investment in Wholly Owned Subsidiary (less than 0.1% of net assets)

Issuer	Number of Shares	Face Amount (Cost)	Amount of Dividends or Interest	Value
Building America CDE, Inc.9	1,000	$1	$-	$(17)
Total Equity Investment	1,000	$1	$-	$(17)

Short-Term Investments (3.6% of net assets)

Issuer	Interest Rate		Maturity Date	Face Amount	Amortized Cost	Value
NYC Housing Development Corp	0.01%	10	Dec-2045	$8,265	$8,265	$8,265
Blackrock Federal Funds 30	0.01%		July-2015	173,893	173,893	173,893
Total Short-Term Investments				$182,158	$182,158	$182,158

Total Investments				$4,912,359	$4,980,305	$5,084,202

Footnotes

1 Valued by the HIT’s management in accordance with the fair value procedures adopted by the HIT’s Board of Trustees.

2 The HIT may make commitments in securities or loans that fund over time on a draw basis or forward commitments that fund at a single point in time. The unfunded amount of these commitments totaled $151.4 million at period end. Generally, GNMA construction securities fund over a 12- to 24-month period. Funding periods for State Housing Finance Agency construction securities and Direct Loans vary by deal, but generally fund over a zero- to 48-month period. Forward commitments generally settle within 12 months of the original commitment date.

3 Tax-exempt bonds collateralized by Ginnie Mae securities.

4 Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless the U.S. Department of Housing and Urban Development requires that such rates be charged earlier.

5 The coupon rate shown on these floating or adjustable rate securities represents the rate at period end.

6 Represents to be announced (TBA) securities; the particular securities to be delivered are not identified at trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage term, and be within industry-accepted “good delivery” standards. Until settlement, the HIT maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

7 Securities exempt from registration under the Securities Act of 1933 and privately placed directly by MassHousing (a not-for-profit public agency) with the HIT. The notes are for construction only and will mature on or prior to October 1, 2017. The notes are backed by mortgages and are general obligations of MassHousing, therefore secured by the full faith and credit of MassHousing. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are considered liquid, under procedures established by and under the general supervision of the HIT’s Board of Trustees.

8 Loans insured by Ambac Assurance Corporation, which are additionally backed by a repurchase option from the mortgagee for the benefit of the HIT. The repurchase price is defined as the unpaid principal balance of the loan plus all accrued for the benefit of the HIT. The repurchase price is defined as the unpaid principal balance of the loan plus all accrued unpaid interest due through the remittance date. The repurchase option can be exercised by the HIT in the event of a payment failure by Ambac Assurance Corporation.

9 The HIT holds the shares of Building America CDE, Inc. (Building America or BACDE), a wholly owned subsidiary of the HIT. Building America is a Community Development Entity, certified by the Community Development Financial Institutions Fund of the U.S. Department of Treasury. The fair value of the HIT’s investment in BACDE approximates its carrying value.

10 Variable rate bond with a weekly interest rate reset and can be redeemed at par, with accrued and unpaid interest, with a seven-day advance notice. The coupon rate shown represents the rate at period end.

16    SEMI–ANNUAL REPORT 2015

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2015 (Dollars in thousands; unaudited)

Investment income	$75,630
Expenses
Non-officer salaries and fringe benefits	4,643
Officer salaries and fringe benefits	2,710
Investment management	543
Marketing and sales promotion (12b-1)	464
Consulting fees	345
Legal fees	332
Auditing, tax and accounting fees	251
Insurance	188
Trustee expenses	32
Rental expenses	577
General expenses	791
Total expenses	10,876

Net investment income	64,754
Net realized gain on investments	16,101
Net change in unrealized depreciation on investments	(63,347)
Net realized and unrealized loss on investments	(47,246)
Net increase in net assets resulting from operations	$17,508

See accompanying Notes to Financial Statements.

AFL-CIO HOUSING INVESTMENT TRUST    17

STATEMENTS OF CHANGES IN NET ASSETS

(Dollars in thousands)

Increase (decrease) in net assets from operations	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
Net investment income	$64,754	$135,543
Net realized gain (loss) on investments	16,101	4,031
Net change in unrealized appreciation (deprecation) on investments	(63,347)	137,949
Net increase (decrease) in net assets resulting from operations	17,508	277,523
Decrease in net assets from distributions
Distributions to participants or reinvested from:
Net investment income	(70,203)	(142,729)
Net realized gains on investments	-	-
Net decrease in net assets from distributions	(70,203)	(142,729)
Increase (decrease) in net assets from unit transactions
Proceeds from the sale of units of participation	200,853	155,947
Dividend reinvestment of units of participation	63,533	128,895
Payments for redemption of units of participation	(11,304)	(75,500)
Net increase (decrease) from unit transactions	253,082	209,342

Total increase (decrease) in net assets	200,387	344,136
Net assets

Beginning of period	$4,859,337	$4,515,201
End of period	$5,059,724	$4,859,337

Distribution in excess of net investment income	$(2,738)	$(2,754)
Unit information
Units sold	175,093	137,971
Distributions reinvested	55,484	113,958
Units redeemed	(9,890)	(66,819)
Increase in units outstanding	220,687	185,110

See accompanying Notes to Financial Statements.

18    SEMI–ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS

(unaudited)

Note 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (HIT) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a no-load, open-end investment company. The HIT has obtained certain exemptions from the requirements of the Investment Company Act that are described in the HIT’s Prospectus and Statement of Additional Information.

Participation in the HIT is limited to eligible pension plans and labor organizations, including health and welfare, general, and other funds, that have beneficiaries who are represented by labor organizations.

The following is a summary of significant accounting policies followed by the HIT in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP) in the United States. HIT follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

Investment Valuation

Net asset value per share (NAV) is calculated as of the close of business of the major bond markets in New York City on the last business day of each month. Following is a description of the valuation techniques applied to the HIT’s major categories of assets and liabilities measured at fair value on a recurring basis.

Portfolio securities for which market quotations are readily available (for example, U.S. Treasury securities, government-sponsored enterprise debt securities, single family mortgage- backed securities, and state housing finance agency securities) are valued by using independent pricing services, published prices, market quotes, and bids from dealers who make markets in such securities. For U.S. Treasury securities, pricing services generally base prices on actual transactions as well as dealer supplied prices. For government-sponsored enterprise securities and single family mortgage-backed securities, pricing services generally base prices on discounted cash flow models and examine reference data such as issue name, issue size, ratings, maturity, call type, spread/benchmark yields, and conditional prepayment rates, as well as dealer supplied prices. For state housing finance agency securities, pricing services generally base prices on trading spreads, new issue scales, verified bid information, and credit ratings.

Portfolio investments for which market quotations are not readily available (for example, multifamily mortgage-backed securities, and construction mortgage securities and loans) are valued at their fair value determined in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees using dealer quotes and discounted cash flow models.The respective cash flow models utilize inputs from matrix pricing which consider observable market-based discount and prepayment rates, attributes of the collateral, and yield or price of bonds of comparable quality, coupon, maturity, and type.The market-based discount rate is composed of a risk-free yield (i.e., a U.S.Treasury note) adjusted for an appropriate risk premium. The risk premium reflects premiums in the marketplace over the yield on U.S. Treasury securities of comparable risk and average life to the investment being valued as adjusted for other market considerations, such as significant market or security specific events, changes in interest rates, and credit quality. On investments for which the HIT finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment. The HIT has also retained an independent firm to determine the fair market value of securities for which market quotations are not readily available. In accordance with the procedures adopted by the HIT’s Board of Trustees, the monthly third-party valuation is reviewed by the HIT staff to determine whether valuation adjustments would be appropriate based on any material impact on value arising from specific facts and circumstances of the investment (e.g., prepayment speed). All such proposed adjustments must be reviewed and approved by the independent valuation firm prior to incorporation in the NAV.

Commercial mortgage-backed securities are valued using dealer quotes and a discounted cash flow model and/or independent pricing services. Pricing services generally base prices on a single cash flow model, determine a benchmark yield, and utilize available trade information, dealer quotes, and market color.

Real estate mortgage investment conduits are valued using a dealer quote and/or independent pricing services. Pricing services generally base prices on a single cash flow model or an option-adjusted spread model, determine a benchmark yield, and utilize available trade information, dealer quotes, market color, and prepayment speeds.

The HIT holds the shares of Building America CDE, Inc. (Building America or BACDE), a wholly owned subsidiary of the HIT. The shares of Building America are valued at their fair value determined in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees, which approximates Building America’s carrying value.

Investments in registered open-end investment management companies are valued based upon the NAVs of such investments.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The HIT classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the HIT’s determination of assumptions that market participants might reasonably use in valuing the securities.

AFL-CIO HOUSING INVESTMENT TRUST    19

NOTES TO FINANCIAL STATEMENTS

(unaudited)

The following table presents the HIT’s valuation levels as of June 30, 2015:

Investment securities: ($ in thousands)	Level 1	Level 2	Level 3	Total
FHA Permanent Securities
Multi-Family	$-	$137,658	$-	$137,658
Single Family	-	-	11	11
Total FHA Permanent Securties	-	137,658	11	137,669
Ginnie Mae Securities	-	1,252,874	-	1,252,874
Ginnie Mae Construction Securities	-	80,596	-	80,596
Fannie Mae Securities	-	1,747,324	-	1,747,324
Freddie Mac Securities	-	756,207	-	756,207
Commercial Mortgage-Backed Securities	-	143,223	-	143,223
State Housing Finance Agency Securities	-	270,527	-	270,527
Other Multifamily Investments
Direct Loans	-	-	5,191	5,191
Privately Insured Construction/Permanent Mortgages	-	11,935	-	11,935
Total Other Multifamily Investments	-	11,935	5,191	17,126
United States Treasury Securities	-	474,124	-	474,124
Equity Investments	-	-	(17)	(17)
Short-Term Investments	182,158	-	-	182,158
Other Financial Instruments*	-	22,391	-	22,391
Total	$182,158	$4,896,859	$5,185	$5,084,202
*If held in the portfolio at report date, other financial instruments include forward commitments, TBA and when issued securities.

The following table reconciles the valuation of the HIT’s Level 3 investment securities and related transactions for the period ended June 30, 2015:

Investments in Securities ($ in thousands)	FHA Permanent Securities	Other Multifamly Investments	Equity Investment	Total
Beginning Balance, 12/31/2014	$ 13	$ -	$ (69)	$ (56)
Cost of Purchase	-	5,197	-	5,197
Total Unrealized Gain (Loss)*	-	(6)	52	46
Paydowns	(2)	-	-	(2)
Ending Balance, 06/30/2015	$ 11	$ 5,191	$ (17)	$ 5,185

* Net change in unrealized gain (loss) attributable to Level 3 securities held at June 30, 2015 totaled ($144,000) and is included on the accompanying Statement of Operations.

Level 3 securities primarily consist of two Direct Loans which were fair valued, in accordance withTrust policies, near par at June 30, 2015, due to: a coupon rate of 2.70%, low loan-to-value estimates, and remaining expected maturities of 16 months or less.The HIT’s policy is to recognize transfers between levels at the beginning of the reporting period. For the six months ended June 30, 2015, there were no transfers between levels.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Federal Income Taxes

The HIT’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), that are applicable to regulated investment companies, and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

Tax positions taken or expected to be taken in the course of preparing the HIT’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed for all open years the HIT’s tax positions taken on federal income tax returns and has concluded that no provision for income tax is required in the HIT’s financial statements.

The HIT files U.S. federal, state, and local tax returns as required.The HIT’s tax returns are subject to examination by the relevant tax authorities until the expiration of the applicable statutes of limitations, which is generally three years after the filing of the tax return but could be longer in certain circumstances.

20    SEMI–ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS

(unaudited)

Distributions to Participants

At the end of each calendar month, a pro-rata distribution is made to participants of the net investment income earned during the month.This pro-rata distribution is based on the participant’s number of units held as of the immediately preceding month-end and excludes realized gains (losses) which are distributed at year-end.

Participants redeeming their investments are paid their pro-rata share of undistributed net income accrued through the month-end of the month in which they redeem.

The HIT offers an income reinvestment plan that permits current participants automatically to reinvest their income distributions into HIT units of participation. Total reinvestment was approximately 91% of distributed income for the six months ended June 30, 2015.

Investment Transactions and Income

For financial reporting purposes, security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

12b-1 Plan of Distribution

The HIT’s Board of Trustees annually considers a Plan of Distribution under Rule 12b-1 under the Investment Company Act to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the six months ended June 30, 2015, the HIT was authorized to pay 12b-1 expenses in an annual amount up to $600,000 or 0.05% of its average monthly net assets, whichever was greater. During the six months ended June 30, 2015, the HIT incurred approximately $463,500 in 12b-1 expenses.

Note 2. Investment Risk

Interest Rate Risk

As with any fixed-income investment, the market value of the HIT’s investments will fall at times when market interest rates rise. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT’s investments to increase. This could in turn further reduce the value of the HIT’s portfolio.

Prepayment and Extension Risk

The HIT invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

Prepayment risk is the risk that a security will pay more quickly than its assumed payment rate, shortening its expected average life. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the HIT’s securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk.

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life. When this occurs, the HIT’s ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the HIT’s portfolio to fluctuations in interest rates and negatively affect the value of the HIT’s portfolio.

Note 3. Transactions with Related Entities

Building America is a Community Development Entity, certified by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of theTreasury. Building America has committed all of its $85 million in New Market Tax Credit (NMTC) awards to qualified transactions. Building America receives fees for committing NMTCs to such qualified transactions and ongoing asset management fees on closed transactions. Building America is accounted for as an investment of the HIT.

The NMTC program1, which is run by the CDFI Fund, provides tax credits to equity investors that invest in businesses operating in low-income areas, including those that engage in the creation of housing and other construction activities.

1The New Markets Tax Credit (NMTC) Program, enacted by Congress as part of the Community Renewal Tax Relief Act of 2000, is incorporated as section 45D of the Internal Revenue Code.

AFL-CIO HOUSING INVESTMENT TRUST    21

NOTES TO FINANCIAL STATEMENTS

(unaudited)

Summarized financial information for Building America on a historical cost basis is included in the table below:

As of June 30, 2015	$ in Thousands
Assets	$ 359
Liabilities	$ 377
Equity	$ (18)
For the six months ended June 30, 2015
Income	$ 280
Expenses	(202)
Tax expenses	(32)
Net Income	$ 46

In addition to its equity interest, HIT provides Building America advances to assist with its operations and cash flow management as needed in accordance with a contract between the two parties. Advances are repaid as cash becomes available. Also in accordance with the contract, the HIT provides the time of certain personnel to Building America on a cost-reimbursement basis. As of June 30, 2015, advances to Building America by the HIT totaled $313,000, which represent less than 0.01% of the HIT’s average monthly net assets.

A rollforward of advances to Building America by the HIT as of June 30, 2015, is included in the table below:

Advances to BACDE by HIT	$ in Thousands
Beginning Balance, 12/31/2014	$ 333
Advances in 2015	260
Repayment by BACDE in 2015	(280)
Ending Balance, 06/30/2015	$ 313

Note 4. Commitments and Contingencies

The Trust may make commitments in securities or loans that fund over time on a draw basis or forward commitments that fund at a single point in time. The HIT agrees to an interest rate and purchase price for these securities or loans when the commitment to purchase is originated.

Certain assets of the HIT are invested in liquid investments until they are required to fund these purchase commitments. As of June 30, 2015, the HIT had outstanding unfunded purchase commitments of approximately $151.4 million. The HIT maintains a reserve, in the form of securities, of no less than the total of the outstanding unfunded purchase commitments, less short-term investments. As of June 30, 2015, the value of the publicly traded securities maintained for the reserve in a segregated account was approximately $4.6 billion.

Note 5. Investment Transactions

Purchases and sales of investments, excluding short-term securities and U.S. Treasury securities, for the six months ended June 30, 2015, were $550.1 million and $20.0 million, respectively.

Note 6. Income Taxes

No provision for federal income taxes is required since the HIT intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records were adjusted for permanent book/tax differences of $5.5 million as of June 30, 2015 to reflect tax character. The amount and character of tax-basis distributions and composition of the net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2015.

At June 30, 2015, the cost of investments for federal income tax purposes was $4,980,305,200 which approximated book cost at amortized cost. Net unrealized gain aggregated $103,896,500 at period-end, of which $141,041,000 related to appreciated investments and $37,144,500 related to depreciated investments.

22    SEMI–ANNUAL REPORT 2015

NOTES TO FINANCIAL STATEMENTS

(unaudited)

Note 7. Retirement and Deferred Compensation Plans

The HIT participates in the AFL-CIO Staff Retirement Plan (Plan), which is a multiemployer defined benefit pension plan, under the terms of a collective-bargaining agreement. The Plan covers substantially all employees, including non-bargaining unit employees. The risks of participating in a multiemployer plan are different from a single-employer plan in the following aspects:

   a. Assets contributed to a multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.

b. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers based on their level of contributions to the plan.

c. If the HIT chooses to stop participating in its multiemployer plan, the HIT may be required to pay the plan an amount based on the HIT’s share of the underfunded status of the plan, referred to as a withdrawal liability.

The HIT’s participation in the Plan for the annual period ended June 30, 2015, is outlined in the table below. The “EIN/Pension Plan Number” line provides the Employee Identification Number (EIN) and the three-digit plan number.The most recent Pension Protection Act (PPA) zone status available in 2015 is for the Plan’s year-end at June 30, 2014.The zone status is based on information that the HIT received from the Plan and is certified by the Plan’s actuary. Among other factors, plans in the red zone are generally less than 65% funded, plans in the yellow zone are less than 80% funded, and plans in the green zone are at least 80% funded. The “FIP/RP Status Pending/Implemented” line indicates whether a financial improvement plan (FIP) or a rehabilitation plan (RP) is either pending or has been implemented.

Pension Fund: AFL-CIO Staff Retirement Plan
EIN/Pension Plan Number		53-0228172 / 001
2013	PPA Zone Status1	Green
FIP/RP Status Pending/ Implemented		No
2015	Contributions	$ 1,057,440
2015	Contribution Rate	24%
Surcharge Imposed		no
Expiration Date of Collective Bargaining Agreement		03/31/2017

The HIT was listed in the Plan’s Form 5500 as providing more than 5% of the total contributions for the following plan year:

Pension Fund	Years Contributions to Plan Exceeded More Than 5 Percent of Total Contributions
AFL-CIO Staff Retirement Plan	20131
1 The 2013 plan year ended at June 30, 2014.

At the date the HIT financial statements were issued, the Plan’s Form 5550 was not available for the plan year ended June 30, 2015.

The HIT also sponsors a deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits employees to defer the lesser of 100% of their total compensation or the applicable Internal Revenue Service limit. During 2015, the HIT matched dollar for dollar the first $5,600 of each employee’s contributions.The HIT’s 401(k) contribution for the six months ended June 30, 2015, was approximately $237,100.

Note 8. Loan Facility

The HIT has a $15 million uncommitted loan facility which expires on June 13, 2016. Under this facility, borrowings bear interest per annum equal to 1.25% plus the highest of (a) the Federal Funds Effective Rate, (b) the Overnight Eurodollar Rate, or (c) the one-month LIBOR.The HIT did not borrow against the facility during, and had no outstanding balance under the facility for, the six months ended June 30, 2015. No compensating balances are required.

Note 9. Contract Obligations

In the ordinary course of business, the HIT enters into contracts that contain a variety of indemnifications. The HIT’s maximum exposure under these arrangements is unknown. However, the HIT has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be low.

AFL-CIO HOUSING INVESTMENT TRUST    23

FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2015**
		Year Ended December 31
Per share data	(Unaudited)	2014	2013	2012	2011	2010
Net asset value, beginning of period	$ 1,140.10	$1,107.45	$ 1,171.21	$ 1,170.21	$1,133.82	$ 1,114.72

Income from investment operations:
Net investment income *	14.86	32.48	34.11	38.55	43.58	47.27
Net realized and unrealized gains (losses) on investments	(10.18)	34.38	(61.53)	10.81	43.81	20.75
Total income (loss) from investment operations	4.68	66.86	(27.42)	49.36	87.39	68.02
Less distributions from:
Net investment income	(16.11)	(34.21)	(36.33)	(40.74)	(45.52)	(48.92)
Net realized gains on investments	-	-	(0.01)	(7.62)	(5.48)	-
Total distributions	(16.11)	(34.21)	(36.34)	(48.36)	(51.00)	(48.92)

Net asset value, end of period	$1,128.67	$1,140.10	$ 1,107.45	$ 1,171.21	$1,170.21	$ 1,133.82
Ratios/supplemental data
Ratio of expenses to average net assets	0.43%	0.43%	0.43%	0.42%	0.44%	0.44%
Ratio of net investment income to average net assets	2.6%	2.9%	3.0%	3.3%	3.8%	4.1%
Portfolio turnover rate	22.4%	18.3%	29.5%	27.3%	33.9%	42.2%
Number of outstanding units at end of period	4,482,905	4,262,218	4,077,108	3,906,752	3,642,485	3,430,737

Net assets, end of period (in thousands)	$ 5,059,724	$ 4,859,337	$ 4,515,201	$ 4,575,635	$ 4,262,471	$ 3,889,839

Total return	0.40%	6.10%	(2.37%)	4.27%	7.86%	6.16%

*The average shares outstanding method has been applied for this per share information.
**Percentage amounts for the period, except total return, have been annualized.

See accompanying Notes to Financial Statements.

Job and economic benefit figures in this report are provided by Pinnacle Economics, Inc. and HIT. Estimates are calculated using an IMPLAN input-output model based on HIT project data and secondary source materials. In 2014 dollars.

Investors should consider the HIT’s investment objectives, risks, and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at (202) 331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing. This report may contain forecasts, estimates, opinions, and other information that is subjective.

Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind.

24    SEMI–ANNUAL REPORT 2015

AFL-CIO HOUSING INVESTMENT TRUST    25

AFL-CIO HOUSING INVESTMENT TRUST
2401 Pennsylvania Avenue, N.W., Suite 200
Washington, DC 20037
202-331-8055
www.aflcio-hit.com

bug